                                                                    EXHIBIT 23.1

              (BROUSSARD, POCHE, LEWIS & BREAUX, L.L.P. LETTERHEAD)

                         CONSENT OF INDEPENDENT AUDITORS


As Independent Auditors, we hereby consent to the incorporation by reference in this Form 10-K of American Bancorp, Inc. for the years ended December 31, 2002, 2001 and 2000 of our report dated January 28, 2003, which appears on Pages 28 through 57 of the annual report to shareholders.


                                    /s/ BROUSSARD, POCHE, LEWIS & BREAUX, L.L.P.


Lafayette, Louisiana
January 28, 2003